Restatement of Previously Issued Financial Statements (Details)	11 Months Ended
Dec. 31, 2020
Condensed Financial Information Disclosure [Abstract]
Warrants, description	In addition, the impact to the balance sheet as of August 4, 2020 prepared in connection with the Public Offering and filed in a current report on Form 8-K with the SEC on August 10, 2020, pro forma to reflect the underwriters’ exercise in full of their overallotment option (the “Form 8-K) related to the impact of accounting for warrants as liabilities at fair value resulted in approximately a $10,948,000 million increase to the warrant liabilities line item at August 4, 2020 and an offsetting decrease to the Class A common stock subject to redemption. There is no change to total stockholders’ equity at any reported balance sheet date. In addition, the Company has recorded approximately $390,000 of costs to the statement of operations at inception of the warrants to reflect approximately $390,000 of warrant issuance costs.